UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 14, 2012

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

1-3375	South Carolina Electric & Gas Company	57-0248695
(a South Carolina corporation)
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately furnished by SCANA Corporation and South Carolina Electric & Gas Company.  Information contained herein relating to any individual company is furnished by such company on its own behalf.  Each company makes no representation as to information relating to the other company.

Item 7.01              REGULATION FD DISCLOSURE

On August 14, 2012, South Carolina Electric & Gas Company submitted a quarterly report to the Public Service Commission of South Carolina and the South Carolina Office of Regulatory Staff pursuant to Public Service Order No. 2009-104A for the quarter ended June 30, 2012.  A copy of this report is included herein as exhibit 99.01.

Item 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 99.01        Quarterly Report to the South Carolina Office of Regulatory Staff submitted by South Carolina Electric & Gas Company pursuant to Public Service Commission Order No. 2009-104A for the quarter ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.  The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.

SCANA Corporation
South Carolina Electric & Gas Company
(Registrants)

August 14, 2012	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller

EXHIBIT INDEX

Number

99.01

Quarterly Report to the South Carolina Office of Regulatory Staff submitted by South Carolina Electric & Gas Company pursuant to Public Service Commission Order No. 2009-104A for the quarter ended June 30, 2012.